                                                                    EXHIBIT 10.5

                   AMENDED AND RESTATED CONSULTING AGREEMENT
                   -----------------------------------------

     This AMENDED AND RESTATED CONSULTING AGREEMENT, dated as of January 1, 2001 (the "Agreement"), by and among Acterna Corporation (formerly named Dynatech
      ---------
Corporation), a Delaware corporation (formerly incorporated in Massachusetts) (the "Company"), Acterna, LLC (formerly named Telecommunications Techniques
      -------
Company, LLC), a Delaware limited liability company ("Acterna", and together
                                                      -------
with the Company and its subsidiaries the "Company Group") and Clayton, Dubilier
                                           -------------
& Rice, Inc., a Delaware corporation ("CD&R").
                                       ----

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the parties hereto entered into an Indemnification Agreement, dated May 21, 1998 (the "Indemnification Agreement"), by and among the Company,
                         -------------------------
Acterna, CD&R and Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (capitalized terms used herein without definition having the meanings ascribed in the Indemnification Agreement);

     WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of December 20, 1997 (the "Merger Agreement"), by and between the Company and CDRD Merger
               ----------------
Corporation, a Delaware corporation ("MergerCo") formed by the CD&R Fund,
                                      --------
MergerCo has merged with and into the Company (the "Merger") effective May 21,
                                                    ------
1995;

     WHEREAS, CD&R has performed financial, management advisory and other services for the Company, including but not limited to assistance in connection with (i) the preparation, negotiation, execution and delivery of the Merger
      -
Agreement, (ii) the preparation, filing and circulation of the S-4, the 13E-3
            --
and related materials to the stockholders of the Company in connection with the Merger, (iii) the retention of legal, accounting, environmental, insurance,
         ---
investment banking, financial and other advisors and consultants in connection with the Merger, (iv) the preparation, negotiation, execution and delivery of
                  --
the commitment, fee and engagement letters, registration rights and purchase agreements, credit agreements, indentures and indenture supplements, guarantees, mortgages, pledge agreements and other security agreements, subscription, registration rights agreements, management equity agreements, exchange agent agreements, and other agreements, instruments and documents, relating to the Senior Secured Financing, Note Offering, or otherwise relating to the Financing or the other Transactions, (v) the preparation and circulation of information
                            -
and offering memoranda and other materials in connection with the Senior Secured Financing and the Note Offering and (vi) the structuring, implementation and
                                     --
consummation of the Merger (such services collectively, the "Merger Services");
                                                             ---------------

     WHEREAS, the parties hereto entered into a Consulting Agreement, dated as of May 21, 1998 (the "Original Agreement"), pursuant to which the Company and
                      ------------------
Acterna receive financial and managerial advisory services from CD&R;

     WHEREAS, in accordance with a determination of the Boards of Directors of Acterna and the Company at meetings of the Boards held on February 1, 2001, the parties to the Original Agreement wish to amend certain provisions of the Original Agreement relating to, among other things the services to be provided by CD&R to the Company Group and the compensation to be paid by the Company Group to CD&R and, in connection therewith, to amend and restate the Original Agreement in its entirety;

     NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth and the mutual benefits to be derived herefrom, the parties hereto hereby agree as follows:

     1.  Engagement. The Company hereby engages CD&R as a consultant, and CD&R
         ----------
hereby agrees to provide financial and managerial advisory services to the Company Group, all on the terms and subject to the conditions set forth below.

     2.  Services, etc.  (a) CD&R hereby agrees during the term of this
         -------------
Agreement to assist, advise and consult with the respective Boards of Directors and management of the members of the Company Group in such manner and on such business, management and financial matters, and provide such other financial and managerial advisory services (collectively, the "Continuing Services"), as may
                                                 -------------------
be reasonably requested from time to time by the Board of Directors of the Company, including but not limited to assistance in:

       (i) establishing and maintaining banking, legal and other business relationships for the Company Group;

      (ii) developing and implementing corporate and business strategy and planning for the Company Group, including plans and programs for improving operating, marketing and financial performance and budgeting of future corporate investments;

      (iii) arranging future debt and equity financings and refinancings; and

      (iv) providing professional employees to serve as directors of the members of the Company Group.

      (b) CD&R hereby agrees during the term of this engagement to provide each member of the Company Group financial advisory, investment banking and other similar services (the "Transaction Services") with respect to any proposal for
                       --------------------
an acquisition, merger, recapitalization or any other similar transaction directly or indirectly involving such member of the Company Group and any other person or entity (collectively, "Add-on Transactions").
                                 -------------------

      (c) Each of Acterna and the Company will furnish CD&R with such information as CD&R believes appropriate to its engagement hereunder (all such information so furnished being referred to herein as the "Information"). Acterna
                                                          -----------
and the Company recognizes and confirms that (i) CD&R will use and rely
                                              -
primarily on the Information and on information available from generally recognized public sources in performing the services to be performed hereunder and (ii) CD&R does not assume responsibility
                                        --
for the accuracy or completeness of the Information and such other information.

     (d) As used in this Agreement, "affiliate" means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such first person or entity and "control' means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person or entity by reason of ownership of voting securities, by contract or otherwise.

     3.  Compensation; Payment of Expenses.  (a)  Concurrently with the
         ---------------------------------
execution of the Original Agreement, the Company and Acterna paid CD&R as compensation for the Merger Services, a fee of $9,200,000.

     (b) The Company and Acterna jointly and severally agree to pay to CD&R, as compensation for the Continuing Services rendered and to be rendered by CD&R hereunder, a fee of $1,000,000 per year (the "Continuing Services Fee"), one
                                              -----------------------
quarter of which shall be payable quarterly in advance on the first day of each of January, April, July and October commencing on January 1, 2001. Any Continuing Services Fees due for the quarterly period commencing January 1, 2001 that has not been paid shall be payable on the date hereof. Such Continuing Services Fee may be increased with the approval of a majority of the members of the Company's Board of Directors who are not employees of any member of the Company Group, CD&R or any affiliate of CD&R (the "Disinterested Directors"),
                                                   -----------------------
but may not be decreased without the prior written consent of CD&R. If any employee of CD&R shall be elected to serve on the Board of Directors of any member of the Company Group (a "Designated Director"), in consideration of the
                                -------------------
Continuing Services Fee being paid to CD&R, CD&R shall cause such Designated Director to waive any and all compensation, including without limitation, fees, stock options, equity participation and other incentives, to which such director would otherwise be entitled as a director for any period for which the Continuing Services Fee or any installment thereof is paid and for which such Designated Director continues to be employed by CD&R.

     (c) If an employee of CD&R is appointed to an executive management position (or a position of comparable responsibility), whether in addition to or other than as a Designated Director, in any member of the Company Group, then for the period of such employee's service in such position the Continuing Services Fee shall be increased by an amount to be determined by CD&R, such amount not to exceed 100% of the Continuing Services Fee in effect at such time.

     (d) The Company and Acterna jointly and severally agree to pay to CD&R upon consummation of any Add-on Transaction, as compensation for Transaction Services rendered by CD&R hereunder with respect to such Add-on Transaction, a cash fee equal to 1.0% of the Transaction Value of such Add-on Transaction (the "Add-on
                                                                        ------
Fee").  Payment by the Company or Acterna of an Add-on Fee in excess of 1.0% of
---
the Transaction Value of the Add-on Transaction shall require the approval of a majority of the Disinterested Directors, provided that an Add-on Fee shall not
                                         --------
be payable in
connection with the sale by way of merger or otherwise of all or substantially all of the outstanding shares of capital stock of the Company or the sale of all or substantially all of the assets of the Company and its subsidiaries. As used herein, the term "Transaction Value" means the total value of the Add-on Transaction, including, without limitation, the aggregate amount of the cash funds or other securities required to complete the Add-on Transaction (excluding any fees payable pursuant to this Section 3(d)) including the amount of any indebtedness, preferred stock or similar items assumed, refinanced or left outstanding. For purposes of calculating the Add-on Fee, the value of any securities included in the Transaction Value will be determined by the average of the last sales prices for such securities on the five trading days ending five days prior to the consummation of the Add-on Transaction, provided that if
                                                               --------
such securities do not have an existing public trading market, the value of the securities shall be their fair market value as mutually agreed between the Company, Acterna and CD&R on the day prior to consummation of the Add-on Transaction.

     (e) The Company and Acterna jointly and severally agree to reimburse CD&R for such reasonable travel and other out-of-pocket expenses ("Expenses") as may
                                                              --------
have been or be incurred by CD&R and its employees, agents and advisors in the course or on account of rendering any services hereunder, including but not limited to any reasonable fees and expenses of any legal, accounting or other professional advisors to CD&R engaged in connection with the services being provided hereunder and any reasonable expenses incurred by any Designated Director in connection with the performance of his or her duties. CD&R may submit monthly expense statements, which shall be payable within thirty days.

     4.  Term, etc.  (a)  This Agreement shall be in effect until, and shall
         ---------
terminate upon, the earlier to occur of (x) the tenth anniversary of the date of
                                         -
the Original Agreement and (y) the date on which the CD&R Fund no longer owns
                            -
any shares of the capital stock of the Company, and may be earlier terminated by either party hereto upon 30 days' prior written notice to the other party hereto. The provisions of this Agreement shall survive any termination of this Agreement, except for the provisions of Section 1, Section 2(a), Section 2(b), the first sentence of Section 2(c) and (solely as to any portion of any Continuing Services Fee, any Add-on Fee or any Expense not paid or reimbursed prior to such termination and not required to be paid or reimbursed thereafter pursuant to Section 4(c) hereof) Section 3 hereof.

     (b) Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of Acterna or the Company, the successor corporation formed by such consolidation or into which Acterna or the Company are merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, Acterna or the Company under this Agreement with the same effect as if such successor corporation had been a party thereto. No such consolidation, merger or conveyance, transfer or lease of all or substantially all of the assets of Acterna or the Company shall have the effect of terminating this Agreement or of releasing Acterna or the Company or any such successor corporation from its obligations hereunder.

     (c) Upon any termination of this Agreement, any accrued and unpaid installment of the Continuing Services Fee or portion thereof (pro rated, with respect to the month in which such termination occurs, for the portion of such month that precedes such termination), any accrued and unpaid Add-on Fee or portion thereof and any unpaid and unreimbursed Expenses that shall have been incurred prior to such termination (whether or not such Expenses shall then have become payable), shall be immediately paid or reimbursed, as the case may be, by Acterna or the Company. In the event of the liquidation of Acterna or the Company, all amounts due CD&R hereunder shall be paid to CD&R before any liquidating distributions or similar payments are made to stockholders of Acterna or the Company.

     5.  Indemnification.  (a) Each of Acterna and the Company confirms and
         ---------------
reaffirms its obligations pursuant to the Indemnification Agreement, as the same may be amended, waived, modified or supplemented from time to time. Without limiting the generality of the foregoing, each of Acterna and the Company confirms and agrees that (a) it shall indemnify, defend and hold harmless CD&R,
                          -
the CD&R Fund, CD&R Associates, CD&R Investment Associates Inc., Associates II, their respective successors and assigns and each of the respective directors, officers, partners, employees, agents, advisors, representatives and controlling persons (within the meaning of the Securities Act of 1933, as amended) and their respective successors and assigns (collectively, "Indemnitees") from and against
                                                  -----------
any and all claims, obligations, liabilities, causes of action, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors) (collectively, "Obligations"), whether incurred with
                                       -----------
respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to, the performance of the services contemplated hereby, except to the extent that any such Obligation is found in a final judgment by a court having jurisdiction to have resulted from the gross negligence or intentional misconduct of an Indemnitee, (b) no
                                                                   -
Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any member of the Company Group or their respective security holders or creditors with respect to any Obligation in any way resulting from, arising out of or in connection with, based upon or relating to, the performance of the services contemplated hereby, except to the extent that any such Obligation is found in a final judgment by a court having jurisdiction to have resulted from the gross negligence or intentional misconduct of an Indemnitee, and (c) the rights of each Indemnitee to be indemnified under any
                 -
agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of such Indemnitee under any other agreement, document, certificate or instrument or applicable law.

     (b) Acterna and the Company jointly and severally hereby agree to advance costs and expenses, including attorneys' fees, incurred by CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or any Indemnitee in defending any claim relating to any Obligation in advance of the final disposition of such claim within 30 days of receipt from CD&R of (i) a notice setting forth the amount of such costs and
                      -
expenses (a "Payment Notice") and (ii) an undertaking by or on behalf of CD&R or
             --------------        --
such Indemnitee to repay amounts so advanced if it shall ultimately be determined that CD&R or such Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement. CD&R may submit Payment Notices to the Company monthly.

     6.  Independent Contractor Status.  The parties agree that CD&R shall
         -----------------------------
perform services hereunder as an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither CD&R nor any of its employees or agents shall, solely by virtue of this Agreement or the arrangements hereunder, be considered employees or agents of Acterna or the Company nor shall any of them have authority to contract in the name of or bind Acterna or the Company, except (a) to the extent that any professional employee
                                -
of CD&R may be serving as a director of Acterna or the Company pursuant to
Section 2(a)(iv) hereof or as an officer of Acterna or the Company pursuant to
Section 3(c) hereof or (b) as expressly agreed to in writing by Acterna or the
                        -
Company. The Company hereby acknowledges and agrees that the agreements, arrangements or understandings entered into by CD&R on behalf of the Company, MergerCo or any of their respective subsidiaries prior to the date hereof in connection with the Merger (including, but not limited to, any confidentiality agreements and agreements with brokers or finders) shall be obligations of the Company binding on it to the same extent as such obligations may be binding on CD&R, and the Company shall fully perform, and indemnify and hold harmless CD&R from and against, all such obligations. Any duties of CD&R arising out of its engagement to perform services hereunder shall be owed solely to the Company.

     7.  Notices.  Any notice or other communication required or permitted to be
         -------
given or made under this Agreement by one party to the other parties shall be in writing and shall be deemed to have been duly given and effective (i) on the
                                                                   -
date of delivery if delivered personally or (ii) when sent if sent by prepaid
                                             --
telegram, or mailed first-class, postage prepaid, registered or certified mail, or facsimile transmission as follows (or to such other address as shall be given in writing by one party to the other parties in accordance herewith):

          If to the Company or Acterna, to:

               Acterna Corporation
               Corporate Headquarters
               3 New England Executive Park
               Burlington, Massachusetts 01803
               Facsimile:  (617) 229-8850
               Telephone:  (781) 272-6100
               Attention:  General Counsel
               ---------

          If to CD&R, to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue
               18th Floor
               New York, New York 10152

               Telephone:  (212) 407-5200
               Telecopy:   (212) 407-5252

               Attention:  Joseph L. Rice, III
               ---------

          with a copy to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York 10022
               Telephone:  (212) 909-6000
               Telecopy:   (212) 909-6836

               Attention:  Franci J. Blassberg, Esq.
               ---------

     8.  Entire Agreement.  This Agreement, together with the Indemnification
         ----------------
Agreement, (a) contains the complete and entire understanding and agreement of
            -
CD&R, Acterna and the Company with respect to the subject matter hereof and (b)
                                                                             -
supersedes all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, in respect of the subject matter hereof, including but not limited to in respect of the engagement of CD&R in connection with the subject matter hereof. There are no representations or warranties of CD&R in connection with this Agreement or the services to be provided hereunder, except as expressly made and contained in this Agreement.

     9.  Headings.  The headings contained in this Agreement are for purposes of
         --------
convenience only and shall not affect the meaning or interpretation of this Agreement.

     10. Counterparts.  This Agreement may be executed in several counterparts,
         ------------
each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     11. Binding Effect; Assignment.  This Agreement shall be binding upon and
         --------------------------
inure to the benefit of the parties to this Agreement and their respective successors and assigns and to each Indemnitee, provided that none of CD&R, the
                                               --------
Company or Acterna may assign any of its rights or obligations under this Agreement without the express written consent of the other party hereto. This Agreement is not intended to confer any right or remedy hereunder upon any person other than the parties to this Agreement and their respective successors and permitted assigns and each Indemnitee.

     12. Governing Law.  This Agreement shall be governed in all respects
         -------------
including as to validity interpretations and effects by the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The Company, Acterna and CD&R hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America, in each case located in the State, City and County of New York, solely in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The Company, Acterna and CD&R hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     13.  Waiver of Jury Trial.  Each party hereto acknowledges and agrees that
          --------------------
any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore it hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party
                   -
has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) it understands
                                                            -
and has considered the implications of this waiver, (c) it makes this waiver
                                                     -
voluntarily, and (d) it has been induced to enter into this Agreement by, among
                  -
other things, the mutual waivers and certifications contained in this Section
13.

     14.  Amendment; Waivers.  No amendment, modification, supplement or
          ------------------
discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party or Indemnitee against whom enforcement of the amendment, modification, supplement, discharge or waiver is sought (and in the case of Acterna or the Company, approved by resolution of their respective Boards of Directors). Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party or Indemnitee granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto or any Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights, power or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party or Indemnitee may otherwise have at law or in equity or otherwise.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                           CLAYTON, DUBILIER & RICE, INC.


                           By:_____________________________________
                            Name:
                            Title:


                           ACTERNA CORPORATION


                           By:_____________________________________
                            Name: Mark V. B. Tremallo
                            Title: Vice President



                           ACTERNA, LLC

                           By: Acterna Corporation, its sole member


                           By:_____________________________________
                            Name: Mark V. B. Tremallo
                            Title: Vice President